UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

AMERALIA, INC.
(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

AMERALIA, INC. 3200 County Road 31 Rifle, Colorado 81650
Notice of Special Meeting of Shareholders

To all Shareholders of AmerAlia, Inc.:

You are invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of AmerAlia, Inc. (the “Company”).  The Special Meeting will be held at the offices of Dorsey & Whitney LLP, 370 17th Street, Suite 4700, Denver, Colorado 80202, on September ●, 2010 at 10:00 a.m. Mountain Time.  The purposes of the Special Meeting are:

1.
To amend the Company’s Articles of Incorporation to change the name of the Company from AmerAlia, Inc. to Natural Resources USA Corporation or such other similar name as the Company’s Board of Directors may in its sole discretion deem appropriate; and

2.	To conduct any other business that may properly come before the Special Meeting.

The Board has fixed August ●, 2010, as the record date for the Special Meeting (the “Record Date”).  Only shareholders of the Company of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting.  A list of shareholders as of the Record Date, will be available at the Special Meeting for inspection by any shareholder.  Shareholders will need to register at the meeting to attend the Special Meeting.  If your shares of common stock of the Company (“Common Shares”) are not registered in your name, you will need to bring proof of your ownership of those Common Shares to the Special Meeting in order to register to attend and vote.  If your Common Shares are held in an account with a brokerage firm, bank, dealer, or other similar institution, you should ask such institution to provide you with a proxy that shows your ownership of such Common Shares as of the Record Date.  Please bring that documentation to the Special Meeting.

IMPORTANT

Enclosed with this Notice of Special Meeting are a Proxy Statement and a form of proxy.  These documents contain important information and the Board encourages you to read them carefully.  Whether or not you expect to attend the Special Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the Special Meeting, you may, if you wish, revoke the proxy and vote your Common Shares in person.

By Order of the Board of Directors,

/s/ Bill H. Gunn
Bill H. Gunn
AmerAlia, Inc.
3200 County Road 31
Rifle, Colorado 81650	August ●, 2010

AMERALIA, INC. 3200 County Road 31 Rifle, Colorado 81650
Proxy Statement
for
Special Meeting of Shareholders

To Be Held On September ●, 2010, at 10.00 a.m. Mountain Time
at the Offices of Dorsey & Whitney LLP,
370 17th Street, Suite 4700, Denver, Colorado 80202

Unless the context requires otherwise, references in this Proxy Statement to “AmerAlia,” the “Company,” “we,” “us” or “our” refer to AmerAlia, Inc.  The terms “AmerAlia,” “we,” “us” or “our” do not refer to the Company’s wholly-owned subsidiaries Natural Soda Holdings, Inc. (“NSHI”) and Natural Soda, Inc. (“NSI”).

The Special Meeting of Shareholders of AmerAlia (referred to herein as the “Special Meeting”) will be held on September ●, 2010, at the offices of Dorsey & Whitney LLP, 370 17th Street, Suite 4700, Denver, Colorado 80202, at 10:00 a.m. Mountain Time.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by AmerAlia’s Board of Directors (referred to herein as the “Board”) of proxies for the Special Meeting.  AmerAlia anticipates that this Proxy Statement and the form of proxy will be mailed to holders of AmerAlia’s common stock, par value $0.01 per share (shares of AmerAlia’s common stock are referred to herein as “Common Shares”) on or about August ●, 2010.

You are invited to attend the Special Meeting at the above stated time and location.  If you plan to attend the Special Meeting and your Common Shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your Common Shares by completing and returning the proxy card provided to you by mail, by completing your proxy over the internet or by telephone, by attending the Special Meeting and voting in person, or, if you hold Common Shares in “street name,” by completing the voting form provided to you by the broker, bank or other nominee that holds your Common Shares.

A returned signed proxy card without an indication of how Common Shares should be voted will be voted:

•	FOR the amendment of AmerAlia’s Articles of Incorporation to change the name of the Company from AmerAlia, Inc. to Natural Resources USA Corporation.

Our corporate Bylaws define a quorum as a majority of the outstanding  shares of AmerAlia entitled to vote at a meeting, represented in person or by proxy.  If a quorum is present at the Special Meeting, the affirmative vote of a majority of the voting shares of AmerAlia entitled to vote at the Special Meeting, represented in person or by proxy, is required to approve the amendment of AmerAlia’s Articles of Incorporation to change the name of the Company to Natural Resources USA Corporation.

Please note that Sentient USA Resources Fund, L.P. (referred to herein as “Sentient”) holds approximately 95% of our outstanding Common Shares. We believe Sentient will be present at the Special Meeting and will vote in favor of the proposal so that the proposal will be approved.  If Sentient votes against, or abstains from voting on, the proposal, the proposal will not be approved.

AmerAlia’s Articles of Incorporation allow for the amendment of AmerAlia’s Articles of Incorporation by the affirmative vote of a majority of the voting shares entitled to vote on such amendment.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a shareholder of record of AmerAlia at the close of business on August ●, 2010 (referred to herein as the “Record Date”) and are entitled to vote at the Special Meeting.  This Proxy Statement describes the issues on which AmerAlia would like you, as a shareholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Special Meeting to vote your Common Shares.

When you sign the proxy card, you appoint Bill H. Gunn, President and Chief Executive Officer to AmerAlia, and Robert C.J. van Mourik, Chief Financial Officer to AmerAlia, as your representatives at the Special Meeting.  As your representatives, they will vote your Common Shares at the Special Meeting (or any adjournments or postponements of the Special Meeting) as you have instructed on your proxy card.  With proxy voting, your Common Shares will be voted whether or not you attend the Special Meeting.  Even if you plan to attend the Special Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Special Meeting, just in case your plans change.

If an issue comes up for vote at the Special Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your Common Shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the Record Date?

The Board has fixed August ●, 2010 as the Record Date for the Special Meeting.  Only holders of AmerAlia’s voting stock as of the close of business on the Record Date will be entitled to vote at the Special Meeting.

How many Common Shares are outstanding?

As of the Record Date, AmerAlia had 352,413,582 Common Shares issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.
Amending AmerAlia’s Articles of Incorporation to change the name of the Company from AmerAlia, Inc. to Natural Resources USA Corporation or such other similar name as the Board may in its sole discretion deem appropriate; and

2.	Any other business that may properly come before the Special Meeting.

How many votes do I get?

Each Common Share is entitled to one vote.  No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote:

FOR amending AmerAlia’s Articles of Incorporation to change the name of the Company from AmerAlia, Inc. to Natural Resources USA Corporation or such other similar name as the Board may in its sole discretion deem appropriate.

How do I vote?

You have several voting options. You may vote by:

1.
Signing and printing your name on the lines specified for such purpose at the bottom of the form of proxy and returning the properly executed and completed form of proxy by mail in the enclosed return envelope addressed to Computershare Investor Services Inc.

2.	Completing your proxy over the internet by following the steps outlined on the secured website: www.investorvote.com/AALA;

3.
Completing your proxy by telephone: call 1-800-652-VOTE (8683) any time on a touch tone telephone.  Calls within the USA, US territories & Canada will not incur a charge but calls from outside the US may not be toll free; or

4.	Attending the Special Meeting and voting in person.

If you vote by signing and mailing your proxy or completing your proxy over the internet or by telephone, your proxy must be received by Computershare Investor Services Inc. by 12:00 p.m. Mountain Time on September ●, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Special Meeting.

If your Common Shares are held in an account with a brokerage firm, bank, dealer, or other similar institution, then you are the beneficial owner of such Common Shares held in a “street name” and these proxy materials are being forwarded to you by that institution.  The institution holding your account is considered the shareholder of record for purposes of voting at the Special Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Common Shares in your account.  You are also invited to attend the Special Meeting.  However, since you are not the shareholder of record, you may not vote your Common Shares in person at the Special Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can shareholders vote in person at the Special Meeting?

AmerAlia will pass out written ballots to anyone who wants to vote at the Special Meeting.  If you hold your Common Shares through a brokerage account but do not have a physical share certificate, or the Common Shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Special Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting.  You may do this by:

Signing another proxy with a later date and mailing it to the attention of: Mr. Bill H. Gunn at AmerAlia, Inc. 3200 County Road 31, Rifle, Colorado 81650, so long as it is received prior to 12:00 p.m., Mountain Time on September ●, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Special Meeting; or

attending the Special Meeting and voting in person.

Beneficial shareholders should refer to the instructions received from their stockbroker or registered holder of their Common Shares if they wish to change their vote.

How many votes do you need to hold the Special Meeting?

To conduct the Special Meeting, AmerAlia must have a quorum, which means that a majority of the outstanding voting shares of AmerAlia as of the Record Date must be present at the Special Meeting.  Based on 352,413,582 voting shares outstanding as of the Record Date, 176,206792 Common Shares must be present at the Special Meeting, in person or by proxy, for there to be a quorum.  Please note that we expect a quorum to be present since we expect Sentient, which held approximately 95% of our Common Shares as of the Record Date, to be present at the Special Meeting.  Your Common Shares will be counted as present at the Special Meeting if you:

Submit a properly executed proxy as discussed above; or

Attend the Special Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  Since AmerAlia’s Bylaws state that certain matters presented at a meeting of the shareholders must be approved by the majority of the outstanding shares of AmerAlia entitled to vote, a properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST the proposal.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding Common Shares in street name for their customers, are generally required to vote the Common Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Common Shares on routine matters, but not on non-routine matters.  Amending AmerAlia’s Articles of Incorporation to change the name of the Company is a non-routine matter and consequently, brokers may not vote Common Shares held in street name for their customers in relation to this proposal.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any Common Shares represented at the Special Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as voting AGAINST the proposal.

How many votes are needed to amend AmerAlia’s Articles of Incorporation to change the name of the Company?

The amendment of AmerAlia’s Articles of Incorporation to change the name of the Company will be approved if a majority of the Common Shares outstanding votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST the proposal.  We believe Sentient will be present at the Special Meeting and will vote FOR this proposal.  If Sentient votes NO on, or abstains from voting on, this proposal, the proposal will not be approved.

Will my Common Shares be voted if I do not sign and return a proxy?

If your Common Shares are held through a brokerage account and you do not direct your brokerage firm how to vote, your brokerage firm may not vote your Common Shares at the Special Meeting as the proposal to amend AmerAlia’s Articles of Incorporation to change the name of the Company is a non-routine matter.  See “What effect does a broker non-vote have?” for more information.

If your Common Shares are registered in your name, and you do not sign and return your proxy card, complete your proxy over the internet or by telephone, or attend the Special Meeting in person, your Common Shares will not be voted at the Special Meeting.

Where can I find the voting results of the Special Meeting?

AmerAlia will publish the final results of the Special Meeting in a Current Report on Form 8-K filed with the SEC within four (4) business days of the Special Meeting.

Who will pay for the costs of soliciting proxies?

AmerAlia does not plan to solicit proxies as it expects sufficient shareholders will be present to satisfy the quorum requirement.  Upon request, we will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of AmerAlia’s Common Shares on the Record Date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such Common Shares.

When are shareholder proposals due for the 2011 Annual meeting of Shareholders?

In order to be considered for inclusion in next year’s 2011 proxy statement, shareholder proposals must be submitted in writing to the Secretary, AmerAlia, Inc., 3200 County Road 31, Rifle, Colorado 81650, and received no later than December 31, 2010.  Similarly, shareholder proposals not submitted for inclusion in the proxy statement and received after December 31, 2010 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934 (the “Exchange Act”).

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under Exchange Act, including in some circumstances, the shareholder’s prior written consent, we are permitted to deliver one proxy statement to a group of shareholders who share the same address.  If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address below or call us at (720) 876 2373 to request another copy of the proxy materials.  Please note that each shareholder should receive a separate proxy card to vote the Common Shares they own at the Special Meeting.

Send requests to:

AmerAlia, Inc.
3200 County Road 31
Rifle, Colorado 81650
Attention: Corporate Secretary

What materials accompany or are attached to this Proxy Statement?

A form of proxy card accompanies and is attached to this Proxy Statement as Appendix A.

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on September ●, 2010.

You may access the following proxy materials at the Company’s website: www.ameralia.com

•	Notice of the Special Meeting of Shareholders;

•	Proxy Statement for the Special Meeting of Shareholders; and

•	Form of Proxy Card.

Directions to the Special Meeting, where you may vote in person, can be also found at Company’s website www.ameralia.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

At August ●, 2010, we had one class of outstanding voting securities, our Common Shares.  The following table sets forth information as of August ●, 2010 on the ownership of Common Shares for all directors, individually, all executive officers, all executive officers and directors as a group, and all beneficial owners of more than five percent of our Common Shares.  The following shareholders have sole voting and investment power with respect to the Common Shares unless indicated otherwise.

Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership		Percent of Common Shares*

James V. Riley	1,971,233	(1)	0.6%
414 N. Orleans, Suite 405, Chicago IL
J. Jeffrey Geldermann	1,098,000	(2)	0.3%
535 Kenilworth Ave, Kenilworth IL
Bill H. Gunn	1,064,445	(3)	0.3%
Aspen, Colorado
Robert C. Woolard	975,619	(4)	0.3%
219 Eagle Pointe Drive, Branson, MO
Geoffrey C. Murphy	776,993	(5)	0.2%
514 Meadow Rd, Winnetka IL
Robert van Mourik	545,385	(6)	0.2%
St Lucia, Queensland, Australia
Neil E. Summerson	516,417	(7)	0.2%
Yeronga, Queensland, Australia
Bradley F. Bunnett	16,200	(8)	0.0%
Dallas, TX
Alan De’Ath	112,500	(9)	0.0%
Toronto, Ontario, Canada
Paul-Henri Couture	0		0.0%
Montreal, Quebec, Canada
Michel Marier	0		0.0%
Montreal, Quebec, Canada
Officers & Directors as a Group (7 persons)	7,414,292	(10)	2.1%
Sentient USA Resources Fund, LP	346,983,673	(11)	96.8%
George Town, Grand Cayman, Cayman Islands
*
Percent of Common Shares is calculated individually (or as a group) assuming an individual (or all members of a group) exercises its options or any other rights it might have to take up additional Common Shares.  The calculations assume that other holders of equity interests do not exercise their rights unless they are part of the same group.  The calculation is based on a total of 352,413,582 Common Shares plus the number of applicable options or rights in each case.

(1)
Includes 1,971,233 Common Shares held by the James V. Riley Revocable Trust, options held directly to acquire 37,500 Common Shares at $0.88 per share exercisable through June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 per share exercisable through June 30, 2013.

(2)
Includes options to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(3)	Includes 131,960 Common Shares owned by Gunn Development Pty. Ltd. (of which Mr. Gunn is a controlling shareholder).
(4)
Includes 21,932 Common Shares held in Mr. Woolard's IRA account, options to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013. Also includes the following Common Shares in which Mr. Woolard disclaims any beneficial interest:  21,937 Common Shares held in an IRA account for Karen O Woolard and 931,619 Common Shares held by the Karen O Woolard Trust.

(5)
Includes options to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(6)
Includes 240,760 Common Shares owned by Ahciejay Pty. Ltd. as trustee for The R.C.J. Trust, and 304,125 Common Shares held in trust for the R.C.J. Superannuation Fund, as to both of which Mr. van Mourik and his family are beneficiaries.

(7)
Includes 400,167 Common Shares held by held by Glendower Investments Pty Ltd as trustee for a trust of which Mr. Summerson and his family are beneficiaries; 3,750 Common Shares held by held by Glendower Properties Pty Ltd as trustee for a trust of which Mr. Summerson and his family are beneficiaries; and options held directly to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(8)	Includes options to acquire 75,000 shares at $0.37 per share until June 21, 2013 and options to acquire 37,500 shares at $0.37 per share until June 30, 2013.
(9)	Includes beneficial ownership of Messrs. Riley, Geldermann, Gunn, Woolard, Murphy, van Mourik, Summerson, Bunnett and De’ath as described in notes 1, 2, 3, 4, 5, 6, 7 and 8 above.
(10)	Includes the right to purchase 5,500,000 Common Shares for $0.36 each until October 31, 2011 subject to certain conditions.

To the best of our knowledge, there are no arrangements, understandings or agreements relative to the disposition of any of our securities, the operation of which would at a subsequent date result in a change in control of AmerAlia.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future.

PROPOSAL TO
AMEND THE COMPANY’S ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY FROM AMERALIA, INC.
TO NATURAL RESOURCES USA CORPORATION
OR SUCH OTHER SIMILAR NAME AS THE BOARD
MAY IN ITS SOLE DISCRETION DEEM APPROPRIATE

What am I voting on?

The Company was incorporated in the State of Utah on June 7, 1983 and renamed AmerAlia, Inc. in January 1984.  In June 2010, the Company’s shareholders approved the amendment and restatement of the Company’s Articles of Incorporation to, among other items, change the name of the Company from AmerAlia, Inc. to Natural Resources Corporation, Inc..  However, the Secretary of State for the State of Utah has refused to accept the name Natural Resources Corporation, Inc.

Consequently, the Board has approved an amendment to the Company’s Articles of Incorporation to change the name of the Company from AmerAlia, Inc. to Natural Resources USA Corporation.  The proposed name has been reserved with the Secretary of State for the State of Utah and AmerAlia is seeking shareholder approval to amend it Articles of Incorporation to change the name of the Company to Natural Resources USA Corporation.  If for some unknown reason the name Natural Resources USA Corporation is rejected by the Secretary of State for the State of Utah, AmerAlia is also seeking shareholder approval to permit the Board to change the name of the Company to a variant of Natural Resources USA Corporation that is acceptable to the Secretary of State for the State of Utah.

We believe Sentient will be present at the Special Meeting and will vote FOR this proposal.  If Sentient votes NO on, or abstains from voting on, this proposal, the proposal will not be approved.

The Board recommends a vote FOR the approval of the amendment of the Company Articles of Incorporation to change the name of the Company from AmerAlia, Inc. to Natural Resources USA Corporation or such other similar name as the Board may in its sole discretion deem appropriate.

All proxies executed and returned without an indication of how Common Shares should be voted will be voted FOR the amendment of the Company’s Articles of Incorporation.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Special Meeting.

APPENDIX A

THE PROXY CARD ACCOMPANIES THIS PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
AMERALIA, INC.

September ●, 2010

PROXY SOLICITED BY BOARD OF DIRECTORS

APPOINTING BILL H. GUNN AND ROBERT C.J. VAN MOURIK AS PROXY
TO VOTE YOUR SHARES

MAIL – You can vote by signing, dating and mailing your proxy card in the envelope provided	COMPANY NUMBER
INTERNET – You can vote by visiting the website www.investorvote.com/AALA and following the instructions	ACCOUNT NUMBER
TELEPHONE – You can vote by calling 1-800-652-VOTE (8683)	CUSIP NUMBER

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ X ]

The Board of Directors Recommends
a Vote “FOR” the Proposal.

Proposal	Vote
Approval of the Amendment of the Company’s Articles of Incorporation to change the name of the Company from AmerAlia, Inc. to Natural Resources USA Corporation or such other similar name as the Board of Directors may in its sole discretion deem appropriate.
FOR AGAINST ABSTAIN ☐ ☐ ☐

This proposal was proposed by the Company’s Board of Directors.

If this proxy is properly executed and returned, the Shares represented hereby will be voted in accordance with the votes marked hereon.

If this proxy is executed and returned but no votes are marked, the Shares represented hereby will be voted “For” the proposal.

A vote to ABSTAIN will have the same effect as a vote AGAINST the proposal and your Shares will still be counted for the purposes of establishing a quorum at the Special Meeting.

MARK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING: ☐

PLEASE SIGN YOUR PROXY ON THE REVERSE SIDE

 OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Shareholder:	Date:

Print Name:

Title:

Signature of Shareholder:	Date:

Print Name:

Title:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.